[EXECUTION COPY]




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                                   TRUST AGREEMENT

                              Dated as of March 31, 1995

                                       between

                             SANTA FE PACIFIC CORPORATION

                                         and

                            HARRIS TRUST AND SAVINGS BANK,

                                      as Trustee


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




                              TABLE OF CONTENTS


                                                                       Page

          PREAMBLE . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

          DECLARATION OF TRUST . . . . . . . . . . . . . . . . . . . . .  1

          SECTION 1.
          DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .  2

          SECTION 2.
          ACCELERATION OF SECURED OBLIGATIONS  . . . . . . . . . . . . .  2
                2.1   Notices of Acceleration  . . . . . . . . . . . . .  2
                2.2   General Authority of the Trustee over the Shared
                       Collateral  . . . . . . . . . . . . . . . . . . .  2
                2.3   Right to Initiate Judicial Proceedings . . . . . .  3
                2.4   Exercise of Powers; Instructions of Required
                       Secured Parties . . . . . . . . . . . . . . . . .  3
                2.5   Remedies Not Exclusive . . . . . . . . . . . . . .  4
                2.6   Waiver and Estoppel  . . . . . . . . . . . . . . .  4
                2.7   Limitation on Trustee's Duty in Respect of Shared
                       Collateral. . . . . . . . . . . . . . . . . . . .  5
                2.8   Limita tion by Law . . . . . . . . . . . . . . . .  5
                2.9   Rights of Secured Parties under Secured
                      Instruments. . . . . . . . . . . . . . . . . . . .  5

          SECTION 3.
          COLLATERAL ACCOUNT; DISTRIBUTIONS  . . . . . . . . . . . . . .  5
               3.1   The Collateral Account  . . . . . . . . . . . . . .  5
               3.2   Control of Collateral Account . . . . . . . . . . .  6
               3.3   Investment of Funds Deposited in Collateral
                      Account. . . . . . . . . . . . . . . . . . . . . .  6
               3.4   Application of Moneys . . . . . . . . . . . . . . .  6
               3.5   Application of Moneys Distributable to Public
                      Debt Trustee . . . . . . . . . . . . . . . . . . .  7
               3.6   Trustee's Calculations. . . . . . . . . . . . . . .  8
               3.7   Pro Rata Sharing. . . . . . . . . . . . . . . . . .  8

          SECTION 4.
          AGREEMENTS WITH TRUSTEE  . . . . . . . . . . . . . . . . . . .  8
               4.1   Delivery of Secured Instruments . . . . . . . . . .  8
               4.2   Information as to Secured Parties, Administrative
                      Agent and Public Debt Trustee. . . . . . . . . . .  9
               4.3   Compensation and Expenses . . . . . . . . . . . . .  9
               4.4   Stamp and Other Similar Taxes . . . . . . . . . . .  9
               4.5   Filing Fees, Excise Taxes, Etc. . . . . . . . . . .  9
               4.6   Indemnification   . . . . . . . . . . . . . . . . .  9
               4.7   Trustee's Lien  . . . . . . . . . . . . . . . . . . 10
               4.8   Further Assurances  . . . . . . . . . . . . . . . . 10

                                                                       Page

          SECTION 5.
          THE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . 11
               5.1   Acceptance of Trust . . . . . . . . . . . . . . . . 11
               5.2   Exculpatory Provisions  . . . . . . . . . . . . . . 11
               5.3   Delegation of Duties  . . . . . . . . . . . . . . . 12
               5.4   Reliance by Trustee   . . . . . . . . . . . . . . . 12
               5.5   Limitations on Duties of Trustee  . . . . . . . . . 13
               5.6   Moneys to be Held in Trust  . . . . . . . . . . . . 13
               5.7   Resignation and Removal of the Trustee  . . . . . . 13
               5.8   Status of Successor Trustee . . . . . . . . . . . . 14
               5.9   Merger of the Trustee . . . . . . . . . . . . . . . 15
               5.10  Co-Trustee; Separate Trustee. . . . . . . . . . . . 15
               5.11  Treatment of Payee or Indorsee by Trustee;
                      Representatives of Secured Parties . . . . . . . . 16

          SECTION 6.
          MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . 17
               6.1   Notices . . . . . . . . . . . . . . . . . . . . . . 17
               6.2   No Waivers. . . . . . . . . . . . . . . . . . . . . 17
               6.3   Amendments, Supplements and Waivers . . . . . . . . 17
               6.4   Headings. . . . . . . . . . . . . . . . . . . . . . 18
               6.5   Severability. . . . . . . . . . . . . . . . . . . . 18
               6.6   Successors and Assigns. . . . . . . . . . . . . . . 18
               6.7   Currency Conversions. . . . . . . . . . . . . . . . 18
               6.8   Governing Law . . . . . . . . . . . . . . . . . . . 18
               6.9   Counterparts. . . . . . . . . . . . . . . . . . . . 19
               6.10  Termination . . . . . . . . . . . . . . . . . . . . 19


          SCHEDULES

               I    Certain Definitions
              II    Notice of Acceleration
             III    Amended and Restated Stock Pledge Agreement

                    TRUST AGREEMENT, dated as of March 31, 1995, between SANTA FE PACIFIC CORPORATION, a Delaware corporation (the "Company"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as trustee (the "Trustee").



                                W I T N E S S E T H :
                                _ _ _ _ _ _ _ _ _ _


                    WHEREAS, in order to induce the lenders parties thereto to enter into the Credit Agreement, the Company secured the payment of the loans and all other amounts from time to time owing by the Company under the Credit Agreement; and

                    WHEREAS, in order to comply with certain covenants in the Indenture, the Company desires to secure the payment of all Public Debt Obligations equally and ratably with the Credit Agreement Obligations and the Secured Swap Obligations, to the extent that and so long as the Credit Agreement Obligations or the Secured Swap Obligations are secured.


                                DECLARATION OF TRUST:

                    NOW, THEREFORE, in order to secure the payment of the Secured Obligations and in consideration of the premises and the mutual agreements set forth herein, the Trustee does hereby declare that it holds and will hold as trustee in trust under this Trust Agreement all of its right, title and interest in, to and under the Stock Pledge Agreement and the collateral granted to the Trustee thereunder whether now existing or hereafter arising (and the Company does hereby consent thereto).

                    TO HAVE AND TO HOLD the Security Documents and the entire Shared Collateral (the right, title and interest of the Trustee in the Security Documents and the Shared Collateral being hereinafter referred to as the "Trust Estate") unto the Trustee and its successors in trust under this Trust Agreement and its assigns and assigns forever.

                    IN TRUST NEVERTHELESS, under and subject to the conditions herein set forth and for the benefit of the Secured Parties, and for the enforcement of the payment of all Secured Obligations, and as security for the performance of and compliance with the covenants and conditions of this Trust Agreement, each of the Secured Instruments and each of the Security Documents.

                    PROVIDED, HOWEVER, that these presents are upon the condition that if the Company, its successors or assigns, shall satisfy the conditions set forth in subsection 6.10, then this












          Trust Agreement, and the estates and rights hereby assigned, shall cease, determine and be void; otherwise they shall remain and be in full force and effect.

                    IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth.

                                      SECTION 1.
                                     DEFINITIONS

                    (a) The capitalized terms used herein which are defined in, or by reference in, Schedule I hereto shall have the meanings specified therein.

                    (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement, and section and subsection references are to this Trust Agreement unless otherwise specified.


                                     SECTION 2.
                       ACCELERATION OF SECURED OBLIGATIONS

                    2.1 Notices of Acceleration. (a) Upon receipt by the Trustee of a Notice of Acceleration, the Trustee shall immediately notify the Company, the Administrative Agent and the Public Debt Trustee of the receipt and contents thereof. So long as such Notice of Acceleration is in effect, the Trustee shall exercise the rights and remedies provided in this Trust Agreement and in the Security Documents subject to the direction of the Required Secured Parties as provided herein. The Trustee is not empowered to exercise any remedy hereunder or thereunder unless a Notice of Acceleration is in effect.

                    (b) A Notice of Acceleration delivered by the Administrative Agent or the Public Debt Trustee shall become effective upon receipt thereof by the Trustee. A Notice of Acceleration, once effective, shall remain in effect unless and until it is cancelled as provided in subsection 2.1(c).

                    (c) The Administrative Agent or the Public Debt Trustee giving a Notice of Acceleration shall be entitled to cancel it by delivering a written notice of cancellation to the Trustee (i) before the Trustee takes any action to exercise any remedy with respect to the Shared Collateral or (ii) thereafter, if the Trustee believes that all actions it has taken to exercise any remedy or remedies with respect to the Shared Collateral can be reversed without undue difficulty; provided that no Notice of Acceleration shall be cancelled more than 30 days after it is received by the Trustee. The Trustee shall immediately notify the Company as to the receipt and contents of any such notice of cancellation and shall promptly notify the Company, the Administrative Agent and the Public Debt Trustee as to the cancellation of any Notice of Acceleration.

                    2.2 General Authority of the Trustee over the Shared Collateral. The Company hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Company or in its own name, from time to time in the Trustee's discretion, so long as any Notice of Acceleration is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trust Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, the Company hereby acknowledges that the Trustee shall have all powers and remedies set forth in the Security Documents. Notwithstanding the foregoing, so long as no Notice of Acceleration is in effect, the Trustee shall take such actions and exercise such remedies as are permitted by the Stock Pledge Agreement in accordance with the instructions of the Administrative Agent.

                    2.3 Right to Initiate Judicial Proceedings. If a Notice of Acceleration is in effect, the Trustee, subject to the provisions of subsection 2.5(b), (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Trust Agreement and each Security Document and (ii) may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Shared Collateral and to sell all or, from time to time, any of the Shared Collateral under the judgment or decree of a court of competent jurisdiction.

                    2.4 Exercise of Powers; Instructions of Required Secured Parties. (a) All of the powers, remedies and rights of the Trustee as set forth in this Trust Agreement may be exercised by the Trustee in respect of any Security Document as though set forth in full therein and all of the powers, remedies and rights of the Trustee, the Administrative Agent and the Public Debt Trustee as set forth in any Security Document may be exercised from time to time as herein and therein provided.













                    (b) While a Notice of Acceleration is in effect, the Required Secured Parties shall have the right, by one or more instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Trust Agreement or any Security Document; provided that a. such direction shall not conflict with any provision of law or of this Trust Agreement or of any Security Document and b. the Trustee shall be adequately secured and indemnified as provided in subsection 5.4(d). Nothing in this subsection 2.4(b) shall impair the right of the Trustee in its discretion to take any action which it deems proper and which is not inconsistent with such direction by the Required Secured Parties. In the absence of such direction, the Trustee shall have no duty to take or refrain from taking any action unless explicitly required herein.

                    (c) If, within 45 days after the Trustee receives a Notice of Acceleration which has not been cancelled, the Trustee shall not have received written directions from the Required Secured Parties pursuant to subsection 2.4(b) for the exercise of rights or remedies by the Trustee, the Trustee shall, until the Trustee receives written directions from the Required Secured Parties, follow written directions from the Administrative Agent and/or the Public Debt Trustee acting on behalf of holders of more than 50% of the aggregate principal amount of the Secured Obligations then outstanding under the Secured Instrument or Instruments in respect of which such Notice of Acceleration was given.

                    2.5 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Trustee herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute.

                    (b) No delay or omission by the Trustee to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Trust Agreement or any Security Document to the Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee.

                    (c) If the Trustee shall have proceeded to enforce any right, remedy or power under this Trust Agreement or any Security












          Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then the Company, the Trustee and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

                    (d) All rights of action and of asserting claims upon or under this Trust Agreement and the Security Documents may be enforced by the Trustee without the possession of any Secured Instrument or instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Trustee shall be, subject to subsections 5.5(c) and 5.10(b)(ii), brought in its name as Trustee and any recovery of judgment shall be held as part of the Trust Estate.

                    2.6 Waiver and Estoppel. (a) The Company agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Shared Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Trust Agreement or any Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee in this Trust Agreement or any Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this subsection 2.6(a) shall be construed as a waiver of any rights of the Company under any applicable federal bankruptcy law.

                    (b) The Company, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Shared Collateral upon any sale, whether made under any power of sale granted herein or in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Trust Agreement or any Security Document and consents and agrees that all the Shared













          Collateral may at any such sale be offered and sold as an entirety.

                    (c) The Company waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any Security Document) in connection with this Trust Agreement and the Security Documents and any action taken by the Trustee with respect to the Shared Collateral.

                    2.7 Limitation on Trustee's Duty in Respect of Shared Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any Security Document and to account to the Secured Parties and the Company for moneys and other property received by it hereunder or under any Security Document, the Trustee shall not have any duty to the Company or to the Secured Parties as to any Shared Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                    2.8 Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Trust Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                    2.9  Rights of Secured Parties under Secured
          Instruments. Notwithstanding any other provision of this Trust Agreement or any Security Document, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing a Secured Obligation or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Company to pay such Secured Obligation when due, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the Secured Instrument under where such Secured Obligation is outstanding.
          COLLATERAL ACCOUNT; DISTRIBUTIONS

                                     SECTION 3.
                          COLLATERAL ACCOUNT. DISTRIBUTIONS

                    3.1 The Collateral Account. On the Effective Date there shall be established and, at all times thereafter until the trusts created by this Trust Agreement shall have terminated, there shall be maintained with the Trustee at the office of the












          Trustee's corporate trust division an account which shall be entitled the "Santa Fe Collateral Account" (the "Collateral Account"). All moneys which are required by this Trust Agreement or any Security Document to be delivered to the Trustee while a Notice of Acceleration is in effect or which are received by the Trustee or any agent or nominee of the Trustee in respect of the

          Shared Collateral, whether in connection with the exercise of the remedies provided in this Trust Agreement or any Security Document or otherwise, while a Notice of Acceleration is in effect shall be deposited in the Collateral Account and held by the Trustee as part of the Trust Estate and applied in accordance with the terms of this Trust Agreement. Upon the cancellation of any Notice of Acceleration pursuant to subsection 2.1(c), the Trustee shall (subject to the first sentence of subsection 3.4(a)) cause all funds on deposit in the Collateral Account to be paid over to the Company.

                    3.2 Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Trustee, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Trustee.

                    3.3 Investment of Funds Deposited in Collateral Account. The Trustee shall, at the direction of the Required Secured Parties, invest and reinvest moneys on deposit in the Collateral Account at any time in Cash Equivalents. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Trust Estate. The Trustee shall not be responsible for any diminution in funds resulting from such investments.

                    3.4 Application of Moneys. (a) The Trustee shall have the right (pursuant to subsection 4.7) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Trustee Fees. All remaining moneys held by the Trustee in the Collateral Account or received by the Trustee while a Notice of Acceleration is in effect shall, to the extent available for distribution (it being understood that the Trustee may liquidate investments prior to maturity in order to make a distribution pursuant to this subsection 3.4), be distributed (subject to the provisions of subsection 3.5) by the Trustee on each Distribution Date in the following order of priority:

               First: to the Trustee for any unpaid Trustee Fees and then to any Secured Party which has theretofore advanced or paid any Trustee Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date;

                    Second:  to any Secured Party which has theretofore
               advanced or paid any Trustee Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date;

                    Third:  to the Secured Parties in an amount equal to
               (i) in the case of holders of the Credit Agreement Obligations and the Public Debt Obligations, the unpaid principal (or, in the case of Public Debt Obligations that are Original Issue Discount Securities (as defined in the Indenture), such portion of the principal amount of such Public Debt Obligations as may be specified by the terms thereof) and unpaid interest on and other charges, if any, in respect of such Secured Obligations then outstanding whether or not then due and payable, and (ii) in the case of holders of Secured Swap Obligations, the amount payable by the Company upon termination of such Secured Swap Obligations pursuant to the terms thereof and other charges, if any, in respect of such Secured Obligations then outstanding whether or not then due and payable, and, in any case, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date;

                         Fourth:  to the Secured Parties, amounts equal to
               all other sums which constitute Secured Obligations, including without limitation the costs and expenses of the Secured Parties and their representatives which are due and payable under the relevant Secured Instruments and which constitute Secured Obligations as of such Distribution Date, and, if such moneys shall be insufficient to pay such sums in full, then ratably to the Secured Parties in proportion to such sums; and

                    Fifth:  any surplus then remaining shall be paid to the
               Company or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                    (b) The term "unpaid" as used in clause Third of subsection 3.4(a) refers:













                         (i) in the absence of a bankruptcy proceeding with respect to the Company, to all amounts of Secured Obligations outstanding as of a Distribution Date, and

                         (ii)  during the pendency of a bankruptcy
                    proceeding with respect to the Company, to all amounts allowed by the bankruptcy court in respect of Secured Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions (whether actually distributed or set aside pursuant to subsection 3.5) have not been made in respect thereof.

                    (c)  The Trustee shall make all payments and
          distributions under this subsection 3.4: (i) on account of Credit Agreement Obligations to the Administrative Agent for re-distribution in accordance with the provisions of the Credit Agreement; (ii) on account of Secured Swap Obligations to the respective Lender Swap Counterparties with respect thereto; and
          (iii) on account of Public Debt Obligations (subject to subsection 3.5) to the Public Debt Trustee for re-distribution in accordance with the provisions of the Indenture.

                    3.5 Application of Moneys Distributable to Public Debt Trustee. If at any time any moneys collected or received by the Trustee pursuant to this Trust Agreement are distributable pursuant to subsection 3.4 to the Public Debt Trustee, and if the Public Debt Trustee shall notify the Trustee in writing that no provision is made under the Indenture for the application by such Public Debt Trustee of such moneys (whether because the Secured Obligations issued under such Indenture have not become due and payable or otherwise) and that such Indenture does not effectively provide for the receipt and the holding by such Public

          Debt Trustee of such moneys pending the application thereof, then the Trustee, after receipt of such notification, shall, at the direction of the Public Debt Trustee, invest such amounts in Cash Equivalents maturing within 90 days after they are acquired by the Trustee and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for such Public Debt Trustee (in its capacity as trustee) and for no other purpose until such time as such Public Debt Trustee shall request in writing the delivery thereof by the Trustee for application pursuant to such Indenture.














                    3.6  Trustee's Calculations.  In making the
          determinations and allocations required by subsection 3.4, the Trustee may rely upon information supplied by the Administrative Agent as to the amounts payable with respect to Credit Agreement Obligations, upon information provided by any Lender Swap Counterparty as to the amount payable with respect to any Swap Obligation owing to such Lender Swap Counterparty, or upon information supplied by the Public Debt Trustee as to the amounts of unpaid principal and interest outstanding with respect to the Public Debt Obligations, and the Trustee shall have no liability to any of the Secured Parties for actions taken in reliance on such information. All distributions made by the Trustee pursuant to subsection 3.4 shall be (subject to any decree of any court of competent jurisdiction) final, and the Trustee shall have no duty to inquire as to the application by the Administrative Agent or the Public Debt Trustee of any amounts distributed to them.

                    3.7 Pro Rata Sharing. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Trustee's security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Trustee shall nonetheless apply the proceeds of the Shared Collateral for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified herein. To the extent that the Trustee distributes Proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

                                    SECTION 4.
                              AGREEMENTS WITH TRUSTEE

                    4.1 Delivery of Secured Instruments. Within 30 days after the Effective Date, the Company shall deliver to the Trustee true and complete copies of all Secured Instruments as in effect on the Effective Date. The Company shall deliver to the Trustee, promptly upon the execution thereof, a true and complete copy of all Secured Instruments entered into after the Effective Date and of all amendments, modifications or supplements to any Secured Instrument entered into after the Effective Date.

                    4.2 Information as to Secured Parties, Administrative Agent and Public Debt Trustee. The Company shall deliver to the Trustee, within 30 days after the Effective Date, within 30 days after each anniversary of the Effective Date, and from time to time upon request of the Trustee, a list setting forth as of a date not more than 30 days prior to the date of such delivery,
          (i) the aggregate unpaid principal amount of Credit Agreement Obligations outstanding and the name and address of the Administrative Agent, (ii) the terms of any outstanding Secured Swap Obligations and the name and address of each Lender Swap Counterparty and (iii) the aggregate unpaid principal amount of Public Debt Obligations outstanding under the Indenture and the name and address of the Public Debt Trustee thereunder. In addition, the Company will promptly notify the Trustee of each change in the identity of the Administrative Agent or the Public Debt Trustee.

                    4.3 Compensation and Expenses. The Company agrees to pay to the Trustee, from time to time upon demand, (i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the Security Documents and for administering the Trust Estate and (ii) all of the fees, costs and expenses of the Trustee (including, without limitation, the reasonable fees and disbursements of its counsel)
          (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Trust Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Shared Collateral pursuant to any Security Document and the preservation, protection or defense of the Trustee's rights under this Trust Agreement and the Security Documents and in and to the Shared Collateral and the Trust Estate or (C) incurred by the Trustee in connection with the removal of the Trustee pursuant to subsection 5.7(a). The obligations of the Company under this subsection 4.3 shall survive the termination of the other provisions of this Trust Agreement.

                    4.4 Stamp and Other Similar Taxes. The Company agrees to indemnify and hold harmless the Trustee, the Administrative Agent, the Public Debt Trustee and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Trust Agreement, any Security Document, the Trust Estate or any Shared Collateral. The obligations of the Company under this subsection 4.4 shall survive the termination of the other provisions of this Trust Agreement.

                    4.5 Filing Fees, Excise Taxes, Etc. The Company agrees to pay or to reimburse the Trustee for any and all payments made by the Trustee in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Trust Agreement and each Security Document. The obligations of the Company under this subsection 4.5 shall survive the termination of the other provisions of this Trust Agreement.

                    4.6 Indemnification. The Company agrees to pay, indemnify, and hold the Trustee, the Administrative Agent and each Public Debt Trustee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees of counsel) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Trust Agreement and the Security Documents, unless arising from the gross negligence or willful misconduct of the indemnified party. In any suit, proceeding or action brought by the Trustee under or with respect to any contract, agreement, interest or obligation constituting part of the Shared Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Company will save, indemnify and keep the Trustee, the Administrative Agent, the Public Debt Trustee and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Company, and all such obligations of the Company shall be and remain enforceable against and only against the Company and shall not be enforceable against the Trustee, the Administrative Agent, the Public Debt Trustee or any Secured Party. The agreements in this subsection
          4.6 shall survive the termination of the other provisions of this Trust Agreement.

                    4.7 Trustee's Lien. Notwithstanding anything to the contrary in this Trust Agreement, as security for the payment of Trustee Fees (i) the Trustee is hereby granted a lien upon all Shared Collateral and (ii) the Trustee shall have the right to use and apply any of the funds held by the Trustee in the Collateral Account to cover such Trustee Fees.

                    4.8 Further Assurances. At any time and from time to time, upon the written request of the Trustee, and at the expense of the Company, the Company will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted under the Security Documents, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction. In addition to the foregoing, at any time and from time to time, upon the written request of the Trustee (which shall be made only upon the written direction of the Administrative Agent), and at the expense of the Company, the Company will promptly execute and deliver any and all such further instruments and documents and take such further action as the Trustee has been so directed is necessary or reasonably requested to obtain the full benefits of this Trust Agreement and the Security Documents and of the rights and powers herein and therein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted by the Security Documents. The Company also hereby authorizes the Trustee to sign and to file any such financing or continuation statements without the signature of the Company to the extent permitted by applicable law.

                                      SECTION 5.
                                     THE TRUSTEE

                    5.1 Acceptance of Trust. The Trustee, for itself and its successors, hereby accepts the trusts created by this Trust Agreement upon the terms and conditions hereof.

                    5.2 Exculpatory Provisions. 1. The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Company. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Company thereto or as to the security afforded by this Trust Agreement or any Security Document, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Trust Agreement, the Security Documents or the Secured Obligations, and the Trustee shall incur no liability or responsibility in respect of any such matters.

                    (b) The Trustee shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein or in any Security Document or Secured Instrument. Whenever it is necessary, or in the opinion of the Trustee advisable, for the Trustee to ascertain the amount of Secured Obligations then held by Secured Parties, the Trustee may rely on a certificate of the Public Debt Trustee, in the case of Public Debt Obligations, a certificate of the applicable Lender Swap Counterparty, in the case of Secured Swap Obligations, or a certificate of the Administrative Agent, in the case of Credit Agreement Obligations, and, if the Public Debt Trustee, any Lender Swap Counterparty or the Administrative Agent shall not give such information to the Trustee, it shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Trustee shall be calculated by the Trustee using, for those Persons who have not supplied such information, the list then most recently delivered by the Company pursuant to subsection 4.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Trustee, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it.

                    (c) The Trustee shall be under no obligation or duty to take any action under this Trust Agreement or any Security Document if taking such action (i) would subject the Trustee to a tax in any jurisdiction where it is not then subject to a tax or
          (ii) would require the Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Trustee receive security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Trust Agreement or any Security Document.

                    (d) The Trustee shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Company as if it were not the Trustee.

                    (e) Delegation of Duties. The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact.
          The Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

                    5.4 Reliance by Trustee. (a) Whenever in the administration of this Trust Agreement or the Security Documents the Trustee shall deem it necessary or desirable that a factual matter be proved or established in connection with the Trustee taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of subsection 5.5.

                    (b) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Security Document in accordance therewith. The Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement and the Security Documents from any court of competent jurisdiction.

                    (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties.
          In the absence of its own gross negligence or willful misconduct, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement.

                    (d) The Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Trustee by this Trust Agreement and the Security Documents, at the request or direction of the Required Secured Parties pursuant to this Trust Agreement or otherwise, unless the Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee in compliance with such request or direction, including such reasonable advances as may be requested by the Trustee.

                    (e) Upon any application or demand by the Company (except any such application or demand which is expressly permitted to be made orally) to the Trustee to take or permit any action under any of the provisions of this Trust Agreement or any Security

          Document, the Company shall furnish to the Trustee a certificate of a Responsible Officer stating that all conditions precedent, if any, provided for in this Trust Agreement, in any relevant Security Document or in the Credit Agreement relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Trust Agreement or a Security Document relating to such particular application or demand, such additional document shall also be furnished.

                    (f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer or representations made by a Responsible Officer in a writing filed with the Trustee.

                    5.5 Limitations on Duties of Trustee. 2. Unless a Notice of Acceleration is in effect, the Trustee shall be obligated to perform such duties and only such duties as are specifically set forth in this Trust Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Trust Agreement or any Security Document against the Trustee. If and so long as a Notice of Acceleration is in effect, the Trustee may, subject to the provisions of subsection 2.4(b), exercise the rights and powers vested in the Trustee by this Trust Agreement and the Security Documents, and shall not be liable with respect to any action taken, or omitted to be taken, in accordance with the direction of the Required Secured Parties.

                    (b) Except as herein otherwise expressly provided, the Trustee shall not be under any obligation to take any action which is discretionary with the Trustee under the provisions hereof or of any Security Document except upon the written request of the Required Secured Parties. The Trustee shall make available for inspection and copying by the Administrative Agent and each Public Debt Trustee each certificate or other paper furnished to the Trustee by the Company under or in respect of this Trust Agreement or any Security Document or any of the Shared Collateral.

                    (c) No provision of this Trust Agreement or of any Security Document shall be deemed to impose any duty or obligation on the Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Trustee shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Trustee in such jurisdiction or impose a tax on the Trustee by reason thereof.

                    5.6 Moneys to be Held in Trust. All moneys received by the Trustee under or pursuant to any provision of this Trust Agreement or any Security Document (except Trustee Fees) shall be held in trust for the purposes for which they were paid or are held.

                    5.7 Resignation and Removal of the Trustee. 3. The Trustee may at any time, by giving written notice to the Company, the Administrative Agent and the Public Debt Trustee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Trustee, (ii) the acceptance of such appointment by such successor Trustee and (iii) the approval of such successor Trustee evidenced by one or more instruments signed by the Administrative Agent. If no successor Trustee shall be appointed and shall have accepted such appointment within 90 days after the Trustee gives the aforesaid notice of resignation, the Trustee, the Administrative Agent, the Public Debt Trustee or any Secured Party may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor Trustee shall have been appointed as provided in this subsection 5.7. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed by the Administrative Agent as provided in subsection 5.7(b). The Administrative Agent may, at any time upon giving 30 days' prior written notice thereof to the Trustee and the Public Debt Trustee, remove the Trustee and appoint a successor Trustee, such removal to be effective upon the acceptance of such appointment by the successor. The Trustee shall be entitled to Trustee Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

                    (b) If at any time the Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Trustee for any other cause, a successor Trustee may be appointed by the Administrative Agent. The powers, duties, authority and title of the predecessor Trustee shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Company. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Trust Agreement and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Administrative Agent, the Company, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Shared Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from the Company be required by any successor Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Company. If the Company shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Trustee to do so, or if a Notice of Acceleration is in effect, the predecessor Trustee may execute the same on behalf of the Company. The Company hereby appoints any predecessor Trustee as its agent and attorney to act for it as provided in the next preceding sentence.

                    5.8 Status of Successor Trustee. Every successor Trustee appointed pursuant to subsection 5.7 shall be a bank or trust company in good standing and having power to act as Trustee hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate trust office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

                    5.9 Merger of the Trustee. Any corporation into which the Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be Trustee under this Trust Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

                    5.10 Co-Trustee; Separate Trustee. 4. If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Shared Collateral shall be located, or to avoid any violation of law or imposition on the Trustee of taxes by such jurisdiction not otherwise imposed on the Trustee, or the Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Administrative Agent or the Public Debt Trustee shall in writing so request the Trustee and the Company, or the Trustee shall deem it desirable for its own protection in the performance of its duties hereunder or under any Security Document, the Trustee and the Company shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Trustee and the Company, either to act as co-trustee or co-trustees of all or any of the Shared Collateral under this Trust Agreement or under any of the












          Security Documents, jointly with the Trustee originally named herein or therein or any successor Trustee, or to act as separate trustee or trustees of any of the Shared Collateral. If the Company shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Trustee to do so, or if a Notice of Acceleration is in effect, the Trustee may act under the foregoing provisions of this subsection 5.10(a) without the concurrence of the Company and execute and deliver such instruments and agreements on behalf of the Company. The Company hereby appoints the Trustee as its agent and attorney to act for it under the foregoing provisions of this subsection 5.10(a) in either of such contingencies.

                    (b) Every separate trustee and every co-trustee, other than any successor Trustee appointed pursuant to subsection 5.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

                         (i) all rights, powers, duties and obligations conferred upon the Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Trustee or any agent appointed by the Trustee;

                         (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee hereunder and under the relevant Security Document or Documents shall be conferred or imposed and exercised or performed by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Trustee which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

                         no power given hereby or by the relevant Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Trustee, anything contained herein to the contrary notwithstanding;

                    (iii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                    (iv) the Company and the Trustee, at any time by an
               instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Company shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Trustee to do so, or if a Notice of Acceleration is in effect, the Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Company, the Company hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. If the Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Company and the Trustee, or by the Trustee alone pursuant to this subsection 5.10(b).

                    5.11 Treatment of Payee or Indorsee by Trustee; Representatives of Secured Parties. 5. The Trustee may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

                    (b) Any Person (other than the Administrative Agent and the Public Debt Trustee) which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Trust Agreement or the Shared Collateral shall present to the Trustee such documents, including, without limitation, Opinions of Counsel, as the Trustee may reasonably require, in order to demonstrate to the Trustee the authority of such Person to act as the representative of such Secured Parties (it being understood that the holders of Credit Agreement Obligations are represented hereunder by the Administrative Agent and shall have no other rights pursuant to this subsection 5.11(b)). The authority of the Administrative Agent and the Public Debt Trustee shall be demonstrated by their inclusion as such in the lists from time to time delivered pursuant to subsection 4.2.

                                       SECTION 6.
                                     MISCELLANEOUS

                    6.1 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to the Company, the Trustee, the Administrative Agent or the Public Debt Trustee shall be given in writing or by facsimile transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by facsimile transmission, addressed (i) if to the Company or the Trustee, to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this subsection 6.1 to the party sending such communication or (ii) if to the Administrative Agent or the Public Debt Trustee, to it at its address specified from time to time in the list provided by the Company to the Trustee pursuant to subsection 4.2; provided that any notice, request or demand to the Trustee shall not be effective until received by the Trustee in the corporate trust division at the office designated by it pursuant to this subsection 6.1.

                    6.2 No Waivers. No failure on the part of the Trustee, any co-trustee, any separate trustee, the Administrative Agent, the Public Debt Trustee or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Trust Agreement or any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                    6.3 Amendments, Supplements and Waivers. 6. With the written consent of the Administrative Agent, the Trustee and the Company may, from time to time, enter into written agreements supplemental hereto or to any Security Document for the purpose of adding to, or waiving any provisions of, this Trust Agreement or any Security Document or changing in any manner the rights of the Trustee, the Secured Parties or the Company hereunder or thereunder; provided that no such supplemental agreement shall
          (i) amend, modify or waive any provision of this subsection 6.3 without the written consent of the Administrative Agent and the Public Debt Trustee, (ii) reduce the percentages or change the numbers specified in the definition of Required Secured Parties or amend, modify or waive any provision of subsection 3.4 or the definition of Secured Obligations without the written consent of each Secured Party whose rights would be adversely affected thereby or (iii) amend, modify or waive any provision of Section 4 or 5 or alter the duties, rights or obligations of the Trustee hereunder or under the Security Documents without the written consent of the Trustee. Any such supplemental agreement shall be binding upon the Company, the Administrative Agent, the Public Debt Trustee, the Secured Parties and the Trustee and their respective successors. The Trustee shall not enter into any such supplemental agreement unless the Trustee shall have received an Opinion of Counsel to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the Indenture which requires the securing of the indebtedness outstanding thereunder equally and ratably with other obligations or indebtedness of the Company.

                    (b) Without the consent of the Administrative Agent, the Public Debt Trustee or any Secured Party, the Trustee and the Company, at any time and from time to time, may enter into one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Trustee, (i) to add to the covenants of the Company for the benefit of the Secured Parties or to surrender any right or power herein conferred upon the Company;
          (ii) to mortgage or pledge to the Trustee, or grant a security interest in favor of the Trustee in, any property or assets as additional security for the Secured Obligations; or (iii) to cure any ambiguity, to correct or supplement any provision herein or in any Security Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided that any such action contemplated by this clause (iii) shall not adversely affect the interests of the Secured Parties.

                    6.4 Headings. The table of contents and the headings of Sections and subsections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Trust Agreement or the Security Documents.

                    6.5 Severability. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.














                    6.6 Successors and Assigns. This Trust Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Trust Agreement or any Shared Collateral.

                    6.7 Currency Conversions. In calculating the amount of Secured Obligations for any purpose hereunder, including, without limitation, voting or distribution purposes, the amount of any Secured Obligation which is denominated in a currency other than Dollars shall be converted into Dollars at the spot rate for purchasing Dollars with such currency as set forth in THE WALL STREET JOURNAL on the business day prior to the date on which such calculation is to be made.

                    6.8 Governing Law. This Trust Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                    6.9 Counterparts. This Trust Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                    6.10 Termination. (a) Upon (i) receipt by the Trustee from the Administrative Agent of (A) a written direction to cause the liens created by subsection 4.7 and by the Security Documents to be released and discharged or (B) a written notice stating that the Credit Agreement has terminated in accordance with the terms thereof, and (ii) payment in full of all Trustee Fees, the security interests created by subsection 4.7 and by the Security Documents shall terminate forthwith and all right, title and interest of the Trustee in and to the Shared Collateral shall revert to the Company, its successors and assigns.

                    (b) Upon the termination of the Trustee' security interest and the release of the Shared Collateral in accordance with subsection 6.10(a), the Trustee will promptly, at the Company's written request and expense, (i) execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of such security interest or the release of the Shared Collateral and (ii) deliver or cause to be delivered to the Company all property of the Company then held by the Trustee or any agent thereof.

                    (c) This Trust Agreement shall terminate when the security interest granted under the Security Documents has terminated and the Shared Collateral has been released; provided that the provisions of subsections 4.3, 4.4, 4.5 and 4.6 shall not be affected by any such termination.

                    IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

          [SEAL]                        SANTA FE PACIFIC CORPORATION

          Attest:
                                        By /s/ Patrick J. Ottensmeyer
                                          ----------------------------
                                               Patrick J. Ottensmeyer
                                        Title: Vice President-Finance

          By  /s/ Marsha K. Morgan
            -------------------------
                  Marsha K. Morgan
          Title:  Corporate Secretary
                                        1700 East Golf Road
                                        Shaumburg, Illinois  60173
                                        Attention:  Vice President-Finance
                                        Fax:  (708) 995-6466

          [SEAL]                        HARRIS TRUST AND SAVINGS BANK,
                                         as Trustee

          Attest:
                                        By  /s/  K. R. Richardson
                                          ----------------------------
                                                 K. R. Richardson
                                        Title:   Trust Officer
          By  /s/ Robert D. Foltz
            -------------------------
                  Robert D. Foltz
          Title:  Assistant Secretary   Indenture Trust Administration
                                        12th Floor
                                        311 West Monroe Street
                                        Chicago, Illinois  60606
                                        Attention:  Keith Richardson
                                        Fax:  (312) 461-3525

                                     The Company


          STATE OF ILLINOIS             )
                                        :    ss:
          COUNTY OF COOK                )


                    On the 30th day of March, 1995, before me personally came Patrick J. Ottensmeyer and Marsha K. Morgan, to me personally known and known to me to be the persons described in and who executed the foregoing instrument as Vice President-Finance and Secretary, respectively, of SANTA FE PACIFIC CORPORATION, who, being by me duly sworn, did depose and say that they reside at Lake Forest, Illinois and Inverness, Illinois, respectively; that they are Vice President-Finance and Secretary, respectively, of SANTA FE PACIFIC CORPORATION, one of the corporations described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that they signed their names thereto by like order; and that they acknowledged said instrument to be the free act and deed of said corporation.


                                             /s/  Charlene Schwartz
                                             ------------------------
                                                  Charlene Schwartz

          [NOTARIAL SEAL]

                                     The Trustee


          STATE OF ILLINOIS             )
                                        :    ss:
          COUNTY OF                     )
                   ------------


                    On the 30th day of March, 1995, before me personally came K. Richardson and R. Foltz, to me personally known and known to me to be the persons described in and who executed the foregoing instrument as Trust Officer and Assistant Secretary, respectively, of HARRIS TRUST AND SAVINGS BANK who, being by me duly sworn, did depose and say that they reside at Orland Park, IL and Chicago, IL, respectively; that they are Trust Officer and Assistant Secretary, respectively, of HARRIS TRUST AND SAVINGS BANK, one of the corporations described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that said instrument was signed and sealed on behalf of said corporation in accordance with its by-laws; that they signed their names thereto by like order; and that they acknowledged said instrument to be the free act and deed of said corporation.

                                             /s/ J. Muzquiz
                                             --------------------------
                                                 J. Muzquiz

          [NOTARIAL SEAL]

                                                                 SCHEDULE I
                                                                   To Trust
                                                                  Agreement



                                 CERTAIN DEFINITIONS


                    The following terms shall have the respective meanings set forth below:

                    "Administrative Agent" shall mean Morgan Guaranty Trust Company of New York, in its capacity as Administrative Agent under the Credit Agreement, and any successor Administrative Agent appointed thereunder.

                    "business day" shall mean any day other than a day on which banks in New York City or in the city in which the principal corporate trust office of the Trustee is located are authorized or required by law to close.

                    "Cash Equivalent" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (ii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' accpetances with maturities not exceeding six months and overnight bank deposits, in each case, with any commercial bank having equity capital in excess of $500,000,000 which has, or the holding company of which has, at the time of purchase, commercial paper ratings meeting the requirements specified in clause (iv) below, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) or (iv) of this definition (without regard to the final maturity of the underlying security) entered into with any financial institution meeting the qualifications specified in clause (ii) above or any primary dealer in U.S. government securities, and (iv) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Group and at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. at the time of purchase and in each case maturing within six months after the date of acquisition.

                    "Code" shall mean the Uniform Commercial Code as in effect in the State of New York.

                    "Collateral Account" shall have the meaning assigned in subsection 3.1 of the Trust Agreement.

                    "Company" shall mean Santa Fe Pacific Corporation, a Delaware corporation.












                    "Credit Agreement" shall mean the Credit Agreement, dated as of January 27, 1995, among (i) the Company, (ii) the several banks and other financial institutions from time to time parties thereto, (iii) J.P. Morgan Securities Inc., as Arranger, (iv) Chase Securities, Inc., Chemical Securities Inc., Goldman, Sachs & Co. and Union Bank of Switzerland, as Co-Arrangers, (v) Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank (National Association), Chemical Bank, Pearl Street L.P. and Union Bank of Switzerland, as Arranging Agents, and (vi) Morgan Guaranty Trust Company of New York, as Documentation Agent and as Administrative Agent, as the same may from time to time be amended, modified, supplemented, extended or renewed.

                    "Credit Agreement Obligations" shall mean the obligations of the Company described in clause (i) of the definition of "Obligations" contained in Section 1 of the Stock Pledge Agreement.

                    "Distribution Date" shall mean each date fixed by the Trustee for a distribution to the Secured Parties of funds held in the Collateral Account, the first of which shall be within 120 days after the Trustee receives a Notice of Acceleration and the remainder of which shall be monthly thereafter on the day of the month corresponding to the first Distribution Date (or, if there be no such corresponding day, the last day of such month) provided that if any such day is not a business day, such Distribution Date shall be the next business day.

                    "Dollars" and "$" shall mean lawful currency of the United States of America.

                    "Effective Date" shall mean March 31, 1995.

                    "Indenture" shall mean the Indenture between the Company and the Public Debt Trustee dated November 1, 1994, as such Indenture is amended, modified or supplemented from time to time.

                    "Lender Swap Counterparty" shall mean each Lender (as defined in the Stock Pledge Agreement) to which any Secured Swap Obligations are owing.

                    "Loans" shall have the meaning assigned in subsection
          1.1 of the Credit Agreement.

                    "Notice of Acceleration" shall mean a notice delivered to the Trustee by the Administrative Agent with respect to Credit Agreement Obligations, or by the Public Debt Trustee with respect to indebtedness outstanding under the Indenture, stating that (a) the Loans have, or such indebtedness under the Indenture has, as the case may be, not been paid in full at the stated final maturity and any applicable grace period has expired or (b) a default has occurred under the provisions of the relevant Secured Instrument and, as a result thereof, the Loans have, or all such indebtedness outstanding under the Indenture has, as the case may be, become due and payable prior to the stated maturity thereof. Each Notice of Acceleration shall be in substantially the form of
          Schedule II to the Trust Agreement.

                    "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel (other than an employee of the Company or any affiliate of the Company) satisfactory to the Trustee, who may be counsel regularly retained by the Trustee.

                    "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                    "Proceeds" shall mean all proceeds within the meaning of the Code.

                    "Public Debt Obligations" shall mean the obligations of the Company described in clause (iii) of the definition of "Obligations" contained in Section 1 of the Stock Pledge Agreement.

                    "Public Debt Trustee" shall mean The First National Bank of Chicago, as Trustee, and any successor trustee appointed under the Indenture.

                    "Required Secured Parties" shall mean, as of a particular date, Secured Parties holding (or representing) more than 50% of the aggregate principal amount of the Secured Obligations outstanding under the Secured Instruments on such date. For the purpose of this definition the Public Debt Trustee under the Indenture shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Public Debt Obligations outstanding under the Indenture in accordance with the terms thereof, and the Administrative Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Credit Agreement Obligations.

                    "Responsible Officer" shall mean, with respect to the Company, the chairman of the board, the president, the treasurer, the controller, any vice president or any other officer designated for the purpose by its board of directors.













                    "Secured Instruments" shall mean at any time the Credit Agreement and the Indenture.

                    "Secured Obligations" shall mean (i) the Credit Agreement Obligations, (ii) the Secured Swap Obligations, (iii) the Public Debt Obligations, and (iv) all sums payable by the Company under the Trust Agreement or any Security Document (including, without limitation, Trustee Fees).

                    "Secured Parties" shall mean at any time the holders of the Secured Obligations.

                    "Secured Swap Obligations" shall mean the obligations of the Company described in clause (ii) of the definition of "Obligations" contained in Section 1 of the Stock Pledge Agreement.

                    "Security Documents" shall mean the Stock Pledge Agreement and each agreement entered into pursuant to clause (ii) of subsection 6.3(b) of the Trust Agreement.

                    "Shared Collateral" shall mean the Pledged Stock (as defined in the Stock Pledge Agreement), all Proceeds of the foregoing and all other property in which the Trustee is granted a lien or security interest from time to time under the Trust Agreement or any Security Document.

                    "Stock Pledge Agreement" shall mean the Amended and Restated Stock Pledge Agreement, dated as of March 31, 1995, among the Company, the Trustee and the Administrative Agent, substantially in the form of Schedule II to the Trust Agreement, as the same shall be amended, modified, supplemented, extended or renewed from time to time.

                    "Trust Agreement" shall mean the Trust Agreement, dated as of March 31, 1995, between the Company and the Trustee, as the same may from time to time be amended or supplemented.

                    "Trust Estate" shall have the meaning assigned in the Declaration of Trust in the Trust Agreement.

                    "Trustee" shall mean Harris Trust and Savings Bank, in its capacity as trustee under the Trust Agreement, and any successor trustee appointed thereunder.

                    "Trustee Fees" shall mean all fees, costs and expenses of the Trustee of the types described in subsections 4.3, 4.4,
          4.5 and 4.6 of the Trust Agreement.

                                                                SCHEDULE II
                                                                   To Trust
                                                                  Agreement



                                NOTICE OF ACCELERATION

                                                       [Date]

          To:  Harris Trust and Savings Bank, as Trustee

          Re: Trust Agreement, dated as of March 31, 1995, between Sante Fe Pacific Corporation AND HARRIS TRUST AND SAVINGS BANK, AS TRUSTEE (THE "TRUST AGREEMENT")

               [The [Loans have] [indebtedness outstanding under the Indenture has] not been paid in full at the stated final maturity and any applicable grace period has expired.] [A default has occurred under the provisions of the [Credit Agreement]
          [Indenture] and, as a result thereof, the [Loans have]
          [indebtedness outstanding under the Indenture has] become due and payable prior to the stated maturity thereof.]

               Terms defined in the Trust Agreement and used herein shall have the meanings given to them in the Trust Agreement.


                                             [MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK, as
                                               Administrative Agent]
                                             [THE FIRST NATIONAL BANK OF
                                               CHICAGO, as Trustee]


                                             By:
                                                ------------------------
                                                Name:
                                                Title: